Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - First Quarter
(unaudited)

	Three Months Ended
	March 31,
	2026	2025	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$14,125	$14,460	$(335)	(2.3)%
International Package	4,540	4,373	167	3.8%
Supply Chain Solutions	2,537	2,713	(176)	(6.5)%
Total revenue	21,202	21,546	(344)	(1.6)%
Operating expenses:
U.S. Domestic Package	13,610	13,481	129	1.0%
International Package	3,993	3,732	261	7.0%
Supply Chain Solutions	2,332	2,667	(335)	(12.6)%
Total operating expenses	19,935	19,880	55	0.3%
Operating profit:
U.S. Domestic Package	515	979	(464)	(47.4)%
International Package	547	641	(94)	(14.7)%
Supply Chain Solutions	205	46	159	345.7%
Total operating profit	1,267	1,666	(399)	(23.9)%
Other income (expense):
Other pension income (expense)	67	37	30	81.1%
Investment income (expense) and other	56	42	14	33.3%
Interest expense	(266)	(222)	(44)	19.8%
Total other income (expense)	(143)	(143)	—	0.0%
Income before income taxes	1,124	1,523	(399)	(26.2)%
Income tax expense	260	336	(76)	(22.6)%
Net income	$864	$1,187	$(323)	(27.2)%

Net income as a percentage of revenue	4.1%	5.5%
Per share amounts:
Basic earnings per share	$1.02	$1.40	$(0.38)	(27.1)%
Diluted earnings per share	$1.02	$1.40	$(0.38)	(27.1)%
Weighted-average shares outstanding:
Basic	850	850	—	0.0%
Diluted	850	850	—	0.0%
Non-GAAP Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$565	$1,011	$(446)	(44.1)%
International Package	551	654	(103)	(15.7)%
Supply Chain Solutions	206	98	108	110.2%
Total operating profit	1,322	1,763	(441)	(25.0)%
Total other income (expense)	$(143)	$(124)	$(19)	15.3%
Income before income taxes	$1,179	$1,639	$(460)	(28.1)%
Net income	$906	$1,270	$(364)	(28.7)%

Basic earnings per share	$1.07	$1.49	$(0.42)	(28.2)%
Diluted earnings per share	$1.07	$1.49	$(0.42)	(28.2)%

(1) See Non-GAAP schedules for reconciliation of adjustments.
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Operating Data - First Quarter
(unaudited)

	Three Months Ended
	March 31,
	2026	2025	Change	% Change
Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,354	$2,361	$(7)	(0.3)%
Deferred	1,045	1,049	(4)	(0.4)%
Ground	10,438	10,709	(271)	(2.5)%
Cargo and Other	288	341	(53)	(15.5)%
Total U.S. Domestic Package	14,125	14,460	(335)	(2.3)%
International Package:
Domestic	835	771	64	8.3%
Export	3,548	3,444	104	3.0%
Cargo and Other	157	158	(1)	(0.6)%
Total International Package	4,540	4,373	167	3.8%
Supply Chain Solutions:
Forwarding	656	726	(70)	(9.6)%
Logistics	1,409	1,572	(163)	(10.4)%
Other	472	415	57	13.7%
Total Supply Chain Solutions	2,537	2,713	(176)	(6.5)%
Consolidated	$21,202	$21,546	$(344)	(1.6)%

Consolidated volume (in millions)	1,189	1,289	(100)	(7.8)%

Operating weekdays	62	62	—	0.0%
Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,366	1,520	(154)	(10.1)%
Deferred	806	866	(60)	(6.9)%
Ground	13,868	15,057	(1,189)	(7.9)%
Total U.S. Domestic Package	16,040	17,443	(1,403)	(8.0)%
International Package:
Domestic	1,471	1,575	(104)	(6.6)%
Export	1,673	1,771	(98)	(5.5)%
Total International Package	3,144	3,346	(202)	(6.0)%
Consolidated	19,184	20,789	(1,605)	(7.7)%
Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$27.79	$25.05	$2.74	10.9%
Deferred	20.91	19.54	1.37	7.0%
Ground	12.14	11.47	0.67	5.8%
Total U.S. Domestic Package	13.91	13.06	0.85	6.5%
International Package:
Domestic	9.16	7.90	1.26	15.9%
Export	34.21	31.37	2.84	9.1%
Total International Package	22.49	20.32	2.17	10.7%
Consolidated	$15.32	$14.22	$1.10	7.7%
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Detail of Operating Expenses - First Quarter
(unaudited)

	Three Months Ended
	March 31,
	2026	2025	Change	% Change
(in millions)
Compensation and benefits	$11,545	$11,827	$(282)	(2.4)%
Repairs and maintenance	792	732	60	8.2%
Depreciation and amortization	985	912	73	8.0%
Purchased transportation	2,764	2,730	34	1.2%
Fuel	1,083	1,058	25	2.4%
Other occupancy	674	607	67	11.0%
Other expenses	2,092	2,014	78	3.9%
Total operating expenses	$19,935	$19,880	$55	0.3%
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Consolidated Balance Sheets
March 31, 2026 (unaudited) and December 31, 2025 (amounts in millions)

	March 31, 2026	December 31, 2025
ASSETS
Current Assets:
Cash and cash equivalents	$5,802	$5,887
Accounts receivable, net	9,948	11,209
Other current assets	2,044	1,949
Total Current Assets	17,794	19,045
Property, Plant and Equipment, Net	38,029	37,731
Operating Lease Right-Of-Use Assets	4,084	4,263
Goodwill	5,796	5,837
Intangible Assets, Net	3,981	4,021
Deferred Income Tax Assets	154	140
Other Non-Current Assets	1,971	2,053
Total Assets	$71,809	$73,090

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$637	$608
Current maturities of operating leases	742	763
Accounts payable	5,913	6,633
Accrued wages and withholdings	3,238	3,715
Self-insurance reserves	1,095	1,137
Accrued group welfare and retirement plan contributions	1,414	1,389
Other current liabilities	1,635	1,375
Total Current Liabilities	14,674	15,620
Long-Term Debt and Finance Leases	23,749	23,519
Non-Current Operating Leases	3,534	3,700
Pension and Postretirement Benefit Obligations	6,665	6,567
Deferred Income Tax Liabilities	3,772	3,690
Other Non-Current Liabilities	3,624	3,739

Shareowners' Equity:
Class A common stock	1	1
Class B common stock	8	8
Additional paid-in capital	382	275
Retained earnings	19,622	20,151
Accumulated other comprehensive loss	(4,250)	(4,208)
Deferred compensation obligations	5	5
Less: Treasury stock	(5)	(5)
Total Equity for Controlling Interests	15,763	16,227
Noncontrolling interests	28	28
Total Shareowners' Equity	15,791	16,255
Total Liabilities and Shareowners' Equity	$71,809	$73,090

Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(In millions, unaudited)

	Three Months Ended
	March 31,
	2026	2025
Cash Flows From Operating Activities:
Net income	$864	$1,187
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	985	912
Pension and postretirement benefit expense	215	257
Pension and postretirement benefit contributions	(79)	(67)
Self-insurance reserves	16	1
Deferred tax (benefit) expense	45	(40)
Stock compensation expense	24	21
Other (gains) losses	73	22
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	1,085	960
Other assets	(27)	7
Accounts payable	(495)	(906)
Accrued wages and withholdings	(453)	(370)
Other liabilities	29	301
Other operating activities	(58)	33
Net cash from operating activities	2,224	2,318
Cash Flows From Investing Activities:
Capital expenditures	(1,031)	(876)
Proceeds from disposal of businesses, property, plant and equipment	82	65
Purchases of marketable securities	—	(90)
Sales and maturities of marketable securities	—	34
Acquisitions, net of cash acquired	—	(478)
Other investing activities	5	(10)
Net cash used in investing activities	(944)	(1,355)
Cash Flows From Financing Activities:
Proceeds from long-term borrowings	—	25
Repayments of long-term borrowings	(46)	(32)
Purchases of common stock	—	(1,000)
Issuances of common stock	28	55
Dividends	(1,352)	(1,348)
Other financing activities	42	(13)
Net cash used in financing activities	(1,328)	(2,313)
Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	(37)	40
Net Decrease in Cash, Cash Equivalents and Restricted Cash	(85)	(1,310)
Cash, Cash Equivalents and Restricted Cash:
Beginning of period	5,887	6,112
End of period	$5,802	$4,802
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of Free Cash Flow (Non-GAAP measure)
(In millions, unaudited)

	Three Months Ended
	March 31,
	2026	2025
Cash flows from operating activities	$2,224	$2,318
Capital expenditures	(1,031)	(876)
Proceeds from disposals of property, plant and equipment	82	65
Other investing activities	5	(20)
Free Cash Flow (Non-GAAP measure)	$1,280	$1,487
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
March 31,
(amounts in millions)	2026	2025		2026	2025
Operating Profit (GAAP)	$1,267	$1,666	Operating Margin (GAAP)	6.0%	7.7%

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0	—	16	Transformation 2.0	—	0.1%

Fit to Serve	—	19	Fit to Serve	—%	0.1%

Network Reconfiguration and Efficiency Reimagined	55	23	Network Reconfiguration and Efficiency Reimagined	0.2%	0.1%

Total Transformation Strategy Costs	55	58	Total Transformation Strategy Costs	0.2%	0.3%

Goodwill and Asset Impairment Charges (1)	—	39	Goodwill and Asset Impairment Charges (1)	—%	0.2%

Non-GAAP Adjusted Operating Profit	$1,322	$1,763	Non-GAAP Adjusted Operating Margin	6.2%	8.2%
(1) Reflects impairment charges for long-lived assets for a business within Supply Chain Solutions in 2025.

Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
March 31,
(amounts in millions)	2026	2025	(amounts in millions)	2026	2025
Other Income (Expense) (GAAP)	$(143)	$(143)	Income Before Income Taxes (GAAP)	$1,124	$1,523

Goodwill and Asset Impairment Charges (1)	—	19	Transformation Strategy Costs:
			Transformation 2.0	—	16
Non-GAAP Adjusted Other Income (Expense)	(143)	(124)
			Fit to Serve	—	19

			Network Reconfiguration and Efficiency Reimagined	55	23

			Total Transformation Strategy Costs	55	58

			Goodwill and Asset Impairment Charges (1)	—	58

			Non-GAAP Adjusted Income Before Income Taxes	1,179	1,639
(1) Reflects impairment charges for long-lived assets for a business within Supply Chain Solutions as well the write-down of an equity method investment in 2025.

Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
March 31,
(amounts in millions)	2026	2025
Income Tax Expense (GAAP)	$260	$336

Transformation Strategy Costs:
Transformation 2.0	—	4

Fit to Serve	—	4

Network Reconfiguration and Efficiency Reimagined	13	6

Total Transformation Strategy Costs	13	14

Goodwill and Asset Impairment Charges (1)	—	9
Reversal of Income Tax Valuation Allowance (2)	—	10

Non-GAAP Adjusted Income Tax Expense	$273	$369
(1) Reflects impairment charges for long-lived assets for a business within Supply Chain Solutions in 2025.
(2) Reflects the partial reversal of an income tax valuation allowance.

Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
March 31,
(amounts in millions)	2026	2025		2026	2025
Net Income (GAAP)	$864	$1,187	Diluted Earnings Per Share (GAAP)	$1.02	$1.40

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0	—	12	Transformation 2.0	—	0.01

Fit to Serve	—	15	Fit to Serve	—	0.02

Network Reconfiguration and Efficiency Reimagined	42	17	Network Reconfiguration and Efficiency Reimagined	0.05	0.02

Total Transformation Strategy Costs	42	44	Total Transformation Strategy Costs	0.05	0.05

Goodwill and Asset Impairment Charges (1)	—	49	Goodwill and Asset Impairment Charges (1)	—	0.05
Reversal of Income Tax Valuation Allowance (2)	—	(10)	Reversal of Income Tax Valuation Allowance (2)	—	(0.01)

Non-GAAP Adjusted Net Income	$906	$1,270	Non-GAAP Adjusted Diluted Earnings Per Share	$1.07	$1.49
(1) Reflects impairment charges for long-lived assets for a business within Supply Chain Solutions as well the write-down of an equity method investment in 2025.
(2) Reflects the partial reversal of an income tax valuation allowance.

Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures by Segment
(unaudited)

	Three Months Ended
	March 31,
	2026	2025		2026	2025		2026	2025
U.S. Domestic Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$13,610	$13,481	1.0%	$515	$979	(47.4)%	3.6%	6.8%

Adjusted for:
Transformation Strategy Costs	(50)	(32)		50	32		0.4%	0.2%

Non-GAAP Adjusted Measure	$13,560	$13,449	0.8%	$565	$1,011	(44.1)%	4.0%	7.0%

	2026	2025		2026	2025		2026	2025
International Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$3,993	$3,732	7.0%	$547	$641	(14.7)%	12.0%	14.7%

Adjusted for:
Transformation Strategy Costs	(4)	(13)		4	13		0.1%	0.3%

Non-GAAP Adjusted Measure	$3,989	$3,719	7.3%	$551	$654	(15.7)%	12.1%	15.0%

	2026	2025		2026	2025		2026	2025
Supply Chain Solutions	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$2,332	$2,667	(12.6)%	$205	$46	345.7%	8.1%	1.7%

Adjusted for:
Transformation Strategy Costs	(1)	(13)		1	13		—%	0.5%
Goodwill and Asset Impairment Charges	—	(39)		—	39		—%	1.4%

Non-GAAP Adjusted Measure	$2,331	$2,615	(10.9)%	$206	$98	110.2%	8.1%	3.6%

Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures - U.S. Domestic Cost Per Piece
(unaudited)

	Three Months Ended
	March 31,
	2026	2025	% Change
Operating Days	62	62
Average Daily U.S. Domestic Package Volume (in thousands)	16,040	17,443
U.S. Domestic Package Cost Per Piece (GAAP)	$13.40	$12.22	9.7%

Transformation Strategy Costs	(0.05)	(0.03)

U.S. Domestic Package Non-GAAP Adjusted Cost Per Piece	$13.35	$12.19	9.5%

Note: Cost per piece excludes expense associated with cargo and other activity.
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Aircraft Fleet - As of March 31, 2026
(unaudited)

Description	UPS Owned and/or Operated	Charters & Leases Operated by Others	On Order	Under Option

Boeing 757-200	75	—	—	—
Boeing 767-300	92	—	15	—
Boeing 767-300BCF	6	—	—	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	30	—	—	—
Other	—	218	—	—
Total	272	218	15	—

Certain amounts are calculated based on unrounded numbers.